UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 9, 2009

DEEP DOWN, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8827 W. Sam Houston Pkwy N. Suite 100, Houston, TX 77040
(Address of principal executive offices) (Zip Code)

(281) 517-5000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of previous principal independent accountant.

Malone & Bailey, PC (“M&B”) served as the independent auditor for Deep Down, Inc. (the “Company”) for the fiscal year ending December 31, 2008. Upon the recommendation of the Board of Directors of the Company (the “Board”), the Company has engaged PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent auditor for the fiscal year ending December 31, 2009 and as a result M&B was dismissed as independent auditor for the Company on July 9, 2009.

(i) None of the reports of M&B on the Company’s financial statements for either of the past two years or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(ii) During the Company’s two most recent fiscal years and any subsequent interim period preceding M&B’s dismissal, there were no disagreements between the Company and M&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&B, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

(iii) During the Company's two most recent fiscal years and any subsequent interim period preceding M&B's dismissal, there were no reportable events between the Company and M&B (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided M&B with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that M&B deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of M&B is filed as Exhibit 16.1 to this Form 8-K Current Report.

(b)	Engagement of new principal independent accountant.

The Committee engaged PwC to serve as the Company’s independent auditor as of July 9, 2009.

During the Company’s two most recent fiscal years and any subsequent interim period prior to engaging PwC, the Company has not consulted with PwC regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did PwC provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. Further, during the Company’s two most recent fiscal years and any subsequent interim period prior to engaging PwC, the Company has not consulted with PwC on any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

16.1	Letter, dated July 14, 2009, from Malone & Bailey, PC to the Securities and Exchange Commission (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2009

DEEP DOWN, INC.

By :	/s/ Ronald E. Smith
Ronald E. Smith
President and Chief Executive Officer

EXHIBIT INDEX

16.1	Letter, dated July 14, 2009, from Malone & Bailey, PC to the Securities and Exchange Commission (filed herewith).